Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
For financial reporting purposes, income before income taxes includes the following components:

For the Years Ended December 31,
(In millions of dollars)	2012	2011	2010
Income before income taxes:
U.S.	$398	$121	$(296)
Other	1,298	1,283	1,065
	$1,696	$1,404	$769

The expense (benefit) for income taxes is comprised of:
Income taxes:
Current–
U.S. Federal	$42	$7	$(90)
Other national governments	336	289	249
U.S. state and local	24	24	21
	402	320	180
Deferred–
U.S. Federal	(18)	5	(28)
Other national governments	89	90	50
U.S. state and local	19	7	2
	90	102	24
Total income taxes	$492	$422	$204

The significant components of deferred income tax assets and liabilities and their balance sheet classifications are as follows:

December 31,
(In millions of dollars)	2012	2011
Deferred tax assets:
Accrued expenses not currently deductible	$589	$559
Differences related to non-U.S. operations (a)	159	188
Accrued retirement & postretirement benefits—non-U.S. operations	107	164
Accrued retirement benefits U.S.	604	507
Net operating losses (b)	104	129
Income currently recognized for tax	75	62
Foreign tax credit carryforwards	224	169
Other	77	114
	$1,939	$1,892

Deferred tax liabilities:
Unrealized investment holding gains	$2	$3
Differences related to non-U.S. operations	107	99
Depreciation and amortization	245	233
Other	4	9
	$358	$344

(a)	Net of valuation allowances of $7 million in 2012 and $3 million in 2011.

(b)	Net of valuation allowances of $65 million in 2012 and $46 million in 2011.

December 31,
(In millions of dollars)	2012	2011
Balance sheet classifications:
Current assets	$410	$376
Other assets	$1,223	$1,205
Current liabilities	$(18)	$(12)
Other liabilities	$(34)	$(21)

U.S. Federal income taxes are not provided on temporary differences with respect to investments in foreign subsidiaries that are essentially permanent in duration, which at December 31, 2012 amounted to approximately $4.3 billion. The determination of the unrecognized deferred tax liability with respect to these investments is not practicable.
A reconciliation from the U.S. Federal statutory income tax rate to the Company’s effective income tax rate is shown below.

For the Years Ended December 31,	2012	2011	2010
U.S. Federal statutory rate	35.0%	35.0%	35.0%
U.S. state and local income taxes—net of U.S. Federal income tax benefit	1.9	1.6	1.9
Differences related to non-U.S. operations	(6.1)	(6.5)	(9.5)
Other	(1.8)	—	(0.9)
Effective tax rate	29.0%	30.1%	26.5%

The Company’s consolidated tax rate was 29.0%, 30.1% and 26.5% in 2012, 2011 and 2010, respectively. The tax rate in each year reflects foreign operations, which are taxed at rates lower than the U.S. statutory tax rate.

Valuation allowances had net increases of $23 million and decreases of $1 million in 2012 and 2011, respectively. During the respective years, adjustments of the beginning of the year balances of valuation allowances increased income tax expense by $16 million in 2012 and decreased income tax expense by $7 million in 2011. None of the cumulative valuation allowances relate to amounts which if realized would increase contributed capital in the future. Approximately 73% of the Company’s net operating loss carryforwards expire from 2013 through 2032, and others are unlimited. The potential tax benefit from net operating loss carryforwards at the end of 2012 comprised state and local, and non-U.S. tax benefits of $78 million and $90 million, respectively, before reduction for valuation allowances. Foreign tax credit carryforwards expire from 2018 through 2022.

The realization of deferred tax assets depends on generating future taxable income in the applicable jurisdiction during the periods in which the tax benefits are deductible or creditable. The Company, including Marsh have been profitable globally. However, tax liabilities are determined and assessed on a legal entity and jurisdictional basis. Certain taxing jurisdictions allow or require combined or consolidated tax filings.

In the United States, certain groups within the Company, which file on a combined basis, were profitable in 2011 and 2012, but incurred a loss in 2010 as a result of the cost resulting from the resolution of the ARMB matter. The Company assessed the realizability of its domestic deferred tax assets, particularly state deferred tax assets of Marsh relating to jurisdictions in which it files separate tax returns, state deferred tax assets of all of the Company's domestic operations related to jurisdictions in which the Company files a unitary or combined state tax return, and foreign tax credit carryforwards in the Company's consolidated U.S. federal tax return. When making its assessment about the realization of its domestic deferred tax assets at December 31, 2012, the Company considered all available evidence, placing particular weight on evidence that could be objectively verified. The evidence considered included (i) the profitability of the Company's U.S. operations in 2011 and 2012 and the cumulative period from 2010 through 2012, (ii) the nature, frequency, and severity of financial reporting losses incurred prior to 2011, (iii) profit trends evidenced by continued improvements in the Company's and Marsh's operating performance, (iv) the non-recurring nature of some of the items that contributed to the losses before 2011, (v) the carryforward periods for the net operating losses ("NOLs") and foreign tax credit carryforwards, (vi) the sources and timing of future taxable income, giving weight to sources according to the extent to which they can be objectively verified, and (vii) tax planning strategies that would be implemented, if necessary, to accelerate utilization of NOLs. Based on its assessment, the Company concluded that it is more likely than not that a substantial portion of these deferred tax assets are realizable and a valuation allowance was recorded to reduce the domestic tax assets to the amount that the Company believes is more likely than not to be realized. In the event sufficient taxable income is not generated in future periods, additional valuation allowances of up to approximately $270 million could be required relating to these domestic deferred tax assets. The realization of the remaining U.S. federal deferred tax assets is not as sensitive to U.S. profits because it is supported by anticipated repatriation of future annual earnings from the Company’s profitable global operations, consistent with the Company's historical practice. In addition, when making its assessment about the realization of its domestic deferred tax assets at December 31, 2012, the Company continued to assess the realizability of deferred tax assets of certain other entities with a history of recent losses, including other U.S. entities that file separate state tax returns and foreign subsidiaries, and recorded valuation allowances as appropriate.
Following is a reconciliation of the Company’s total gross unrecognized tax benefits for the years ended December 31, 2012, 2011 and 2010:

(In millions of dollars)	2012	2011	2010
Balance at January 1,	$143	$199	$206
Additions, based on tax positions related to current year	26	7	7
Additions for tax positions of prior years	35	39	10
Reductions for tax positions of prior years	(41)	(91)	(6)
Reductions due to reclassification of tax indemnifications on sale of Kroll	—	—	(3)
Settlements	(6)	(6)	(4)
Lapses in statutes of limitation	(40)	(5)	(11)
Balance at December 31,	$117	$143	$199

Of the total unrecognized tax benefits at December 31, 2012, 2011 and 2010, $96 million, $102 million and $123 million, respectively, represent the amount that, if recognized, would favorably affect the effective tax rate in any future periods. The total gross amount of accrued interest and penalties at December 31, 2012 , 2011 and 2010, before any applicable federal benefit, was $13 million, $17 million and $35 million, respectively.

As discussed in Note 5, the Company has provided certain indemnities related to contingent tax liabilities as part of the disposals of Putnam and Kroll. At December 31, 2012, 2011 and 2010, $6 million, $14 million and $75 million, respectively, included in the table above, relates to Putnam and Kroll positions included in consolidated Company tax returns. Since the Company remains primarily liable to the taxing authorities for resolution of uncertain tax positions related to consolidated returns, these balances will remain as part of the Company’s consolidated liability for uncertain tax positions. Any future charges or credits that are directly related to the disposal of Putnam and Kroll and the indemnified contingent tax issues, including interest accrued, will be recorded in discontinued operations as incurred. The balance of gross unrecognized tax benefits at January 1, 2010 in the chart above includes balances related to stand alone tax filings of Kroll that were reclassified and are included as part of the fair value liability for contingent tax indemnities following the sale transaction.

The Company is routinely examined by the jurisdictions in which it has significant operations. The Internal Revenue Service (IRS) is currently examining 2009 and 2010.   During 2011, the Company was accepted to participate in the IRS Compliance Assurance Process (CAP) which is structured to conduct real-time compliance reviews.  The IRS is currently examining 2011 and performing a pre-filing review of the Company's 2012 U.S. operations. New York State has examinations underway for various entities covering the years 2007 through 2010. At the end of 2012, Massachusetts issued Notices of Assessment for 2007 for various entities and the Company is currently appealing those assessments. During 2012, the United Kingdom completed its examination of tax year 2010 for various subsidiaries. There are no ongoing tax audits in the jurisdictions outside the U.S. in which the company has significant operations. The Company regularly considers the likelihood of assessments in each of the taxing jurisdictions resulting from examinations. The Company has established appropriate liabilities for uncertain tax positions in relation to the potential assessments. The Company believes the resolution of tax matters will not have a material effect on the consolidated financial position of the Company, although a resolution of tax matters could have a material impact on the Company's net income or cash flows and on its effective tax rate in a particular future period. It is reasonably possible that the total amount of unrecognized tax benefits will decrease between zero and approximately $25 million within the next twelve months due to settlement of audits and expiration of statutes of limitation.